

inūvo®

Richard Howe – Chairman / CEO

Delivering Ads to Desktop & Mobile (NYSE MKT: INUV)

Investor Relations

Alliance Advisors, LLC

Alan Sheinwald, President

(914) 669-0222

asheinwald@allianceadvisors.net

Forward Looking Statements

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2012 and most recent Form 10-Q.

Year-over-Year Performance YTD


Q1 Rev
Q2 Rev
Q1+Q2 Rev
Q1+Q2 AEBITDA
Revenue in Millions of Dollars
AEBITDA in Millions of Dollars
$30
$25
$20
$15
$10
$5
$0
$12
$10
$8
$6
$4
$2
$0
2012
Net Loss = ($4.8 million)
2013
Net Income = $91 thousand

inuvo *financials continue to improve*

DELIVERING ADS TO

DESKTOP & MOBILE



DESKTOP DEVICES
MOBILE DEVICES
OWNED AND OPERATED
PARTNERS
PARTNERS
OWNED AND OPERATED
CONTENT & ADVERTISING

- **3 million** users in 26 countries
- **50 million** unique visitors monthly
- **2 billion** ads served every month
- **20 million** clicks every month

Google amazon.com YAHOO! BEST BUY ebay

B&H TicketsNow MGM MIRAGE Buy.com

inuvo

REACHING CONSUMERS

With Ads deliver to the Desktop



Through Website Partners



Tasty New Dishes
www.tastynewdishes.com
tasty new dishes
ONLINE RECIPES
Search TastyNewDishes.com
Search
HOME
TOP 10
NEW RECIPES
SUBMIT RECIPES
ABOUT
PRIVACY
CONTACT
Vegetarian Pasta
1 2 3 4 5
RECIPE OF THE DAY
Herb Roasted Whole Chicken With Stuffing
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read more
Favorite recipes
Vegetarian Pasta
Banana Pancakes
Cream Cheese Mushroom Turnovers
Shrimp Pasta
Tasty New Dishes: pork loin
www.tastynewdishes.com/?s=pork+loin&submit=Search
Pork Loin
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(1) results found for: pork loin
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Pork Recipes
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Pork Tenderloin
Looking For Pork Tenderloin? Find It Nearby With Local.com!
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Hot Sauce Mexican Roasted Pork Loin
in Mexican, Pork
Category
Appetizer
Breakfast
Chicken
Filipino
Greek
Lamb
Mediterranean
Mexican
Pasta
Persian
Pork
Seafood
South African
Turkish
Vegetarian

inuvo *earns income from clicks on delivered Ad's*

Through Distributed Ad Units


Gold Rush-era oriented. Petersburg's theme is Norwegian, Valdez's is the Alaska Pipeline (it's the southernmost terminal), and Sitka's is Russian.
Cruise travelers enjoy the history and the frontier ambience of the 49th state, but its wildlife and scenery are the main attractions. Towering mountains, massive glaciers, tranquil (and sometimes turbulent) waterways, countless miles of rainforest and Arctic tundra are the magnets for cruise passengers. Whales, eagles, bears, moose, seals and seabirds may be seen from your ship, in port or on a shore tour.
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home for the possibility of grey or rainy days and chilly midsummer temps. Helicopter and floatplane
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Footer bar implementation provides incremental revenue to large publishers with organic traffic.

Search based advertising opportunity based on page content


Alaska Cruise Basics
Home > Ports > Alaska > Alaska Cruise Basics
Recommend 17
Tweet 0
Cruise E-Letter
Alaska is an intriguing, culturally diverse destination with thousands of miles of scenic coastline that make it a natural draw for cruise ships. Each of the ports offers a different perspective on life in the most northerly U.S. state. Ketchikan is a center of Tlingit (pronounced KLING-kit) Indian culture, while Skagway is Gold Rush-era oriented. Petersburg's theme is Norwegian, Valdez's is the Alaska Pipeline (it's the southernmost terminal), and Sitka's is Russian.
Cruise travelers enjoy the history and the frontier ambience of the 49th state, but its wildlife and scenery are the main attractions. Towering mountains, massive glaciers, tranquil (and sometimes turbulent) waterways, countless miles of rainforest and Arctic tundra are the magnets for cruise passengers. Whales, eagles, bears, moose, seals and seabirds may be seen from your ship, in port or on a shore tour.
Alaska's biggest shortcoming is the weather. By booking an Alaska cruise, travelers are trading a week of hot we
home for the possibility of grey or rainy days and chilly midsummer temps. Helicopter and floatplane tours are re
Search Results
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inuvo *earns income from clicks on Ad units*

Through Distributed Ad Units



Cruise Reviews, Cruise De
www.cruisecritic.com
Your Ultimate Cruise Guide
Like 82k
Boards
Search Cruise Critic
CRUISE CRITIC
Reviews
Find a Cruise
Deals
Destinations
How to Cruise
News
Community
Perfect Start: Your First Day Onboard
Start Strong: 22 Do's and Don't's for Your First Day Onboard
Read Cruise Reviews | 100,000+
Choose a Cruise Line
Go
Find a Cruise
Any Destination
Any Month
Any Cruise Line
Find my dream cruise!
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Best Cruises
Best Large Cruise Ships
Tour the 10 best mega-ships, as chosen by 1000s of readers.
How To Cruise
9 Tips on Shorex Safety
Considering an active tour? We've got the 411 on staying safe.
5 Lines That Let You BYOB
Wine excluded, big ship lines ban BYOB. There are exceptions.
Hot Topics
Norwegian Cruises
Last-minute and early-bird savings. Best price & service guarantee.
Norwegian Cruise Line
Official Site: Sail On Your Perfect Cruise. Plan Your Trip Today!
Norwegian Cruise Line
Book Early to Get Exclusive Offers; Free Balcony Upgrades & Much More
Norwegian Cruises from MA
Cruise to Bermuda or Canada from Boston on Norwegian Cruise Line.
Norwegian Cruise Line
Unbeatable Deals on Norwegian Cruises from the Northeast.
ROLL OVER TO SEARCH FOR DEALS
Cruise Deals
Carnival Cruise
Alaska Cruise
Cruise Ships
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inuvo *earns income from clicks on Ad units*

Through Company Owned Applications



womens shoes
Google
Web
Images
Maps
Shopping
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Search tools
Ads related to womens shoes
Womens Shoes at Amazon - amazon.com
Walk Through All Occasions in Style with Shoes from Amazon. Shop Now!
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www.dsw.com/womens-shoes/
6% cash back & 5 Coupons available from DSW
Get Cashback / View Coupons
$465.21
1.866.DSW.SHOES
Stores
Gift Cards
FREE SHIPPING & EXCHANGES
DETAILS
Log In
DSW Rewards
Bag (0)
DSW
DESIGNER SHOE WAREHOUSE
WOMEN
MEN
KIDS
SANDAL SHOP
ATHLETIC
HANDBAGS
LUXE810
BRANDS
CLEARANCE
Features
New Arrivals
Top Rated
Wedding Shop
The Trend Spot
Luxe810
Sandals $39.95 & Under
Shop by Category
ADDICTED. OBSESSED. IN LOVE.
SHOOTIES.
SHOOTIES ▸
Casual Boots
Riding Boots
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Wide Width & Wide Calf
Sandals
Wedges
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levity
WOMEN'S CLEARANCE

inuvo *earns income from Ad's, product commissions & CPM's*

Through Company Owned Applications


whats-the-answer.com/App/CelebrityNews/EN/US?camp_id=7177
CELEBRITY NEWS APPBAR
BREAKING NEWS
FASHION TIPS
CELEB PICTURES
LATEST GOSSIP
& MUCH MORE!
INSTANT ACCESS TO YOUR FAVORITE STARS
FREE DOWNLOAD
www.pallensmith.com
Web Search
TMZ
Hair-dos
P. Allen Smith GARDENHOME
Log In
Search
Be The First To Kn
TEN EDIBLES TO GROW THIS
HOW ARE YOU GOING TO CELEBRATE HALLOWEEN?
We're having a shindig at Moss Mountain Farm!
[CLICK HERE FOR DETAILS]
About Allen
Come to Garden
search.alot.com/web?camp_id=7177&q=kelly+clarkson
alOt
kelly clarkson
Search
Web
Images
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Shopping
Videos
Related Searches
2013 Honda Civic Tour - Putting Civic & Music on the Road Together
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Kelly Clarkson® Songs - Your Favorite Songs Online
We Found Kelly Clarkson - Search Arrests, Address, Phone, etc
Kelly Clarkson Home | The Official Kelly Clarkson Site
Kelly Clarkson - Wikipedia, the free encyclopedia
Kelly Clarkson (kelly_clarkson) on Twitter

earns income from Ad's, product commissions & CPM's

Through Company Owned Websites



https://inuvoinc.atlassian.net/secure/attachment/16035/1_AlotHome.pdf
For quick access, place your bookmarks here on the bookmarks bar. Import bookmarks now...
Other Bookmarks
alOt .com
WE'VE GOT alOt FOR YOU
Home
Local
Health
Finance
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What are you looking for?
INFORMATION YOU CAN USE
Preparing For Conception
Helping Your Baby Sit
local.alot.com/?q=chamber+of+commerce+&location=Conway%2C+AR
Invest your marketing dollars with confidence. Try Compete PRO for free!
compete
Try For Free
alOt
Search for
chamber of commerce
Near (city, state)
Conway, AR
Search
Web
Images
Local
News
Shopping
Videos
Related Searches
Chamber
Chamber of Commerce Jobs
SBA Small Business
Business Development
Business to Business
Business Yellow Pages
Business Calendar
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Commerce
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Pulse of Conway Arkansas - pulseofconway.com
Everything About Conway Arkansas It's Free and No Registration
www.pulseofconway.com/
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Arkansas Conway Info - Info.com
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Local Deals powered by GROUPON
Chamber Of Commerce Conway
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inuvo earns income from ad clicks on O/O websites

REACHING CONSUMERS

With Ads deliver to Mobile Devices



Through Owned Websites, Mobile Ready



alOt
HEALTH
Health Home
Find a Doctor
Conditions
Wellness
Pregnancy
healthy habits
MORE 4G LTE COVERAGE
THAN ALL OTHER NETWORKS COMBINED
local health events
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inuvo earns income from ad clicks on O/O websites

Through Mobile Ad Units



Food & Recipes P. Allen
http://www.pallensmith.com/food/
Reader
Home
Garden
Food
Lifestyle
The Garden Home
Media Resources
Blog
More...
P. Allen Smith
GARDENHOME
Food & Recipes
search recipes...
search
Red Kale And Vegan Sausage Soup
Bonnie
Greener. Smarter. Easy.
presents
Grow & Go Together
Bonnie
PLANTS
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Organic Food Delivery
A is for appleand a lot of pesticides. According to the Food and Drug Administration.
www.doortodoororganics.com
Fruit and Veggie Recipes
Fruit & Veggie Recipes Make Every Meal Memorable. Try Some
www.fruitsandveggiesmorematters.org
$1 Off Organic Bread
Products from Rudi's Bakery Back to School Giveaways are here!
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Appetizers
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Salads
Grow & Go Together
Seasonal Recipes
Related Keywords: From the Garden | Summer BBQ | Slow Food | Quick Breakfast Recipes | Organic Produce
Food & Recipes
search
Seasonal Recipes
Organic Food Delivery

inuvo earns income from clicks on mobile Ad units

Through Mobile Application Ad Units



READY
Remaining Exercises
8
Jumping Jacks
-Keep soft bend in knees
-Touch fingers above head
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Workout Equipment
Ads related to Workout equipment
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inuvo earns income from Ad's delivered to mobile App's

Through Owned Mobile Applications


11:44 AM
Weather Forecasts: Scattered clouds throughout the day.
GET MORE CATS
New York
60°
68° I 50°
Mostly Sunny
4 Day Forecasts
THU
72° I 50°
FRI
66° I 48°
SAT
68° I 52°
SUN
70° I 54°
More
Today's Cat: Savannah
AccuWeather.com
SAMSUNG
T · ·Mobile·


T · ·Mobile·
11:48 AM
Weather Forecasts: Scattered clouds throughout the day.
GET MORE CATS
60°
68° I 50° Mostly Sunny
Today's Cat: American Shorthair
More
New York
THU
72° I 50°
FRI
66° I 48°
SAT
68° I 52°
SUN
70° I 54°
AccuWeather.com
SAMSUNG

Coming to an App store near you in 2013


SUMMARY
Delivering Ads to Mobile and Desktop (NYSE MKT: INUV)
Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO's permission.

Peer Group Valuations

Company Name	Symbol	Revenue (TTM) 6/30/2013	Market Cap Current	Market Cap/ Revenue
Inuvo, Inc.	INUV	$61	$28	0.46
ValueClick, Inc.	VCLK	$686	$1,650	2.41
Perion Network, LTD	PERI	$76	$153	2.01
Local.com Corp.	LOCM	$91	$46	0.51
Marchex, Inc.	MCHX	$144	$265	1.84
Demand Media, Inc.	DMD	$403	$576	1.43
IAC/InterActive Corp	IACI	$3,021	$4,450	1.47
Blucora, Inc.	BCOR	$473	$912	1.93
Average				*1.65*

Summary

- ✓ 34% growth in revenue and 413% in AEBITDA over 1st half 2013
- ✓ 33% reduction in Comp & SG&A since January. Net Income positive 2013.
- ✓ Significant opportunities with mobile and O/O properties.
- ✓ >3M active application users & access to 50M internet users monthly
- ✓ Business relationships with Google, Yahoo and Others
- ✓ Stock trading @ .46 * sales with peers trading at 1.65 * sales

Building an innovative and profitable internet company that uses technology to reach the consumer across channels


marketing...